Exhibit 10.1

KINDER MORGAN ENERGY PARTNERS, L.P.

UNDERWRITING AGREEMENT FOR EQUITY SECURITIES

August 10, 2005

Kinder Morgan Energy Partners, L.P.

500 Dallas Street, Suite 1000

Houston, Texas 77002

Ladies and Gentlemen:

Lehman Brothers Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., Credit Suisse First Boston LLC, and Stifel, Nicolaus & Company, Incorporated (collectively, the “Underwriters”) understand that Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), proposes to issue and sell 5,000,000 common units representing limited partner interests (the “Firm Securities”), registered on Registration Statement No. 333-122424.  Subject to the terms and conditions set forth herein or incorporated by reference herein and referred to below, the Partnership hereby agrees to sell and each Underwriter agrees to purchase, severally and not jointly, at a purchase price equal to $49.33 per common unit, the respective number of Firm Securities set forth opposite each such Underwriter’s name in the table below.

Underwriter	Total Number of Firm Securities to be Purchased
Lehman Brothers Inc.	1,125,000
Goldman, Sachs & Co.	1,125,000
Morgan Stanley & Co. Incorporated	625,000
UBS Securities LLC	625,000
Wachovia Capital Markets, LLC	625,000
Deutsche Bank Securities Inc.	375,000
Credit Suisse First Boston LLC	250,000
Stifel, Nicolaus & Company, Incorporated	250,000
Total:	5,000,000

The Underwriters will pay for such Firm Securities upon delivery thereof at the offices of Bracewell & Giuliani LLP at 711 Louisiana Street, Suite 2300, Houston, Texas, at 10:00 a.m. New York time on August 16, 2005 (the “First Closing Date”).

In addition, at the option of the Underwriters, the Partnership proposes to issue and sell to the Underwriters an aggregate of not more than 750,000 additional common units (the “Optional Securities”).

Upon written notice from the Underwriters given to the Partnership not more than 30 days subsequent to the First Closing Date, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per unit to be paid for the Firm Securities.  Subject to the foregoing, the Partnership agrees to sell to the Underwriters the Optional Securities.  Such Optional Securities shall be purchased from the Partnership for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by the Underwriters to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering overallotments made in connection with the sale of the Firm Securities.  No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.  The right to purchase the Optional Securities or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Partnership.  The Underwriters will pay for such Optional Securities upon delivery thereof at the offices of Bracewell & Giuliani LLP at 711 Louisiana Street, Suite 2300, Houston, Texas, at 10:00 a.m. New York time on a date determined by the Underwriters which may be the same day as the First Closing Date, but shall not be later than 7 days after written notice of election to purchase Optional Securities is given.

All statements, requests, notices, communications and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by courier service, mail or facsimile transmission to the Underwriters in care of Lehman Brothers Inc. at 600 Travis Street, Suite 7330, Houston, Texas 77002, Attention: Lee Jacobe, Facsimile No. (713) 222-8908; and if to the Partnership shall be delivered or sent by courier service, mail or facsimile transmission to it at 500 Dallas Street, Suite 1000, Houston, Texas 77002, Attention: Kimberly J. Allen, Vice President and Chief Financial Officer, Facsimile No. (713) 495-2818; provided, however, that if the foregoing address does not reflect the address of an individual Underwriter, any notice to that Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Partnership upon request to the foregoing address.  Notice given by delivery or courier service shall be effective upon actual receipt.  Notice given by mail shall be effective upon actual receipt or, if not actually received, the third business day following deposit with the U.S. Post Office, first-class postage pre-paid and return receipt requested.  Notice given by facsimile transmission shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours.

All the provisions contained in the document entitled Kinder Morgan Energy Partners, L.P. Underwriting Agreement Provisions, dated the date hereof, a copy of which is attached to this letter, are hereby incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

2

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below and returning the signed copy to us.

Very truly yours,

Lehman Brothers Inc.

Goldman, Sachs & Co.

Morgan Stanley & Co. Incorporated

UBS Securities LLC

Wachovia Capital Markets, LLC

Deutsche Bank Securities Inc.

Credit Suisse First Boston LLC

Stifel, Nicolaus & Company, Incorporated

By: Lehman Brothers Inc.

By:  ______________________________
Name:
Title:

By: Goldman, Sachs & Co.

By: _______________________

         (Goldman, Sachs & Co.)

Acting severally on behalf of themselves and the several Underwriters named above

UNDERWRITING AGREEMENT SIGNATURE PAGE

Agreed and Accepted:

KINDER MORGAN ENERGY PARTNERS, L.P.

By:

Kinder Morgan G.P., Inc.,
its general partner

By:

Kinder Morgan Management, LLC,
its delegate

By:

______________________________
Name:

Title:

UNDERWRITING AGREEMENT SIGNATURE PAGE

KINDER MORGAN ENERGY PARTNERS, L.P.

UNDERWRITING AGREEMENT
PROVISIONS

August 10, 2005

Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), proposes to issue and sell certain of its common units (“Equity Securities”) registered under the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 3.

The Partnership is entering into that certain underwriting agreement that provides for the sale of Equity Securities to the several underwriters named therein (the “Underwriters”).  The provisions set forth herein are incorporated by reference in such underwriting agreement (the “Underwriting Agreement”).  The Underwriting Agreement, including the provisions hereof incorporated therein by reference, is herein referred to as this “Agreement.”

1.    Sale and Purchase of the Securities.  On the basis of the representations, warranties and agreements herein contained, the Partnership proposes to issue and sell Equity Securities.  All of the Equity Securities will be purchased by the Underwriters for resale upon the terms of the offering determined herein and in the Underwriting Agreement.  The Equity Securities so to be purchased in this offering are hereinafter referred to as the “Purchased Securities” (it being understood that “Purchased Securities” for the purpose of these provisions includes both the “Firm Securities” and the “Optional Securities,” in each case as defined in the Underwriting Agreement).

The obligations of the Underwriters under this Agreement are several and not joint.

2.    Payment and Delivery.  The closing of the purchase and sale of the Purchased Securities shall take place at the offices of Bracewell & Giuliani LLP at 711 Louisiana Street, Suite 2300, Houston, Texas, on the date or dates and at the time or times specified in this Agreement, each of which date and time may be postponed for not more than ten business days by agreement between Lehman Brothers, Inc. and Goldman, Sachs & Co. and the Partnership (each such date and time of delivery and payment for the Purchased Securities is hereinafter referred to as the “Closing Date”), except that physical delivery of the Purchased Securities may be made by or on behalf of the Partnership through the offices of The Depository Trust Company or any transfer agent.  Delivery by the Partnership of the Purchased Securities shall be made against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of immediately available funds to a bank account designated by the Partnership.

Unless otherwise specified by the Underwriters, the Purchased Securities shall be registered in the name of Cede & Co.  If the Underwriters in fact choose to specify otherwise, the Purchased Securities shall be registered in such names and shall be in such denominations as the Underwriters shall request at least one full business day prior to the Closing Date and, if requested, shall be made available to the Underwriters for checking and packaging at least one full business day prior to the Closing Date.

3.    Registration Statement and Prospectus; Public Offering.  The Partnership has filed with the Securities and Exchange Commission (the “Commission”), pursuant to the Securities Act and the rules and regulations adopted by the Commission thereunder (the “Rules”), a registration statement on Form S-3 (Registration Statement No. 333-122424), including a prospectus, relating to the Equity Securities, which Registration Statement acts, pursuant to Rule 429 of the Securities Act, as a post-effective amendment to a previously filed registration statement on Form S-3 (Registration Statement No. 333-102961), and such registration statement has become effective.  Such registration statement referred to in the first paragraph of the Underwriting Agreement, including financial statements, exhibits and Incorporated Documents (as hereinafter defined), as amended to the date of this Agreement, is hereinafter referred to as the “Registration Statement,” and the prospectus or prospectuses included in the Registration Statement or deemed, pursuant to Rule 429 under the Securities Act, to relate to the Registration Statement, as proposed to be supplemented by a prospectus supplement (including any preliminary prospectus supplement) relating to any Purchased Securities to be filed pursuant to Rule 424 under the Securities Act, is or are hereinafter referred to as the “Prospectus.” Any reference herein to the Registration Statement or Prospectus shall be deemed to include all documents incorporated, or deemed to be incorporated, therein by reference pursuant to the requirements of Item 12 of Form S-3 under the Securities Act (the “Incorporated Documents”). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (EDGAR), which EDGAR copy is substantially identical to the other copies of such material, except to the extent permitted by Regulation S-T.

The Partnership understands that the Underwriters propose to make a public offering of the Purchased Securities, as set forth in and pursuant to the Prospectus relating thereto.

4.    Representations and Warranties.  The Partnership represents and warrants to each Underwriter that:

     (a)   The Partnership has reasonable grounds to believe that it meets the requirements for the use of Form S-3 under the Securities Act;

          (b)   The Registration Statement, at the time it became effective, and the prospectus contained therein, complied, and on the date of the Underwriting Agreement and the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any supplement to such prospectus is filed with the Commission, the Registration Statement, the Prospectus and any such amendment or supplement, respectively, will comply, in all material respects with the applicable requirements of the Securities Act and the Rules; the Incorporated Documents, when they were or are filed with the Commission, conformed or will conform as of their respective dates in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations adopted by the Commission thereunder; and each part of the Registration Statement and any amendment thereto, at the time it became or becomes effective, and the Prospectus and any amendment or supplement thereto, at the time it was filed or will be filed with the Commission pursuant to Rule 424 under the Securities Act, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions in the Registration Statement or Prospectus (or in amendments or supplements thereto) made in reliance upon information furnished in writing to the Partnership by any Underwriter expressly for use therein;

          (c)   The consolidated financial statements included in the Registration Statement and Prospectus present fairly the financial position of the Partnership and its consolidated subsidiaries as of the dates shown and their results of operations, partners’ capital and cash flows for the periods shown, and, except as otherwise disclosed  in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; any schedules included in the Registration Statement present fairly the information required to be stated therein; any summary or selected financial data included in the Registration Statement or Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein except as otherwise stated therein or in the notes thereto; and as to any pro forma financial statements included in the Registration Statement and Prospectus, the assumptions used in preparing the pro forma financial statements included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

          (d)   The Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, with all necessary partnership power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the consolidated financial condition, results of operations or business of the Partnership and its subsidiaries, taken as a whole (a “Material Adverse Effect”);

          (e)   All of the outstanding shares of capital stock, limited partner interests, general partner interests, or limited liability company interests, as applicable, of each of the Partnership’s subsidiaries included in the consolidated financial statements of the Partnership as consolidated subsidiaries (the “Significant Subsidiaries”), have been duly and validly authorized and issued and are fully paid and (except (A) as required to the contrary by the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and (B) with respect to any general partner interests) non-assessable, and are (unless otherwise stated on Schedule II to this Agreement) owned by the Partnership directly or indirectly through one or more wholly-owned subsidiaries or Kinder Morgan G.P., Inc., a Delaware corporation (the “General Partner”).  All of such shares or interests owned directly or indirectly by the Partnership or the General Partner are owned free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such interest ownership or as described in the Prospectus);

          (f)   Each of the Significant Subsidiaries has been duly formed or incorporated and is validly existing as a corporation, limited partnership, general partnership, or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full entity power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a corporation, limited partnership, general partnership, or limited liability company, as the case may be, and is in good standing under the laws of each jurisdiction which requires such qualification, other than any jurisdiction where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

          (g)   The General Partner is the sole general partner of the Partnership and Kinder Morgan Operating L.P. “A,” a Delaware limited partnership (“OLP-A”), Kinder Morgan Operating L.P. “B,” a Delaware limited partnership (“OLP-B”), Kinder Morgan Operating L.P. “C,” a Delaware limited partnership (“OLP-C”), Kinder Morgan Operating L.P. “D,” a Delaware limited partnership (“OLP-D”), Kinder Morgan CO2 Company, L.P., a Texas limited partnership (“CO2”, and together with OLP-A, OLP-B, OLP-C, and OLP-D, the “Operating Partnerships”); the General Partner owns general partner interests in the Partnership and the Operating Partnerships; each such general partner interest is duly authorized by the Agreement of Limited Partnership of the Partnership, as amended and restated, or the Agreements of Limited Partnership, as amended and restated, of the respective Operating Partnerships, as the case may be, and was validly issued to or acquired by the General Partner; the General Partner owns such general partner interest free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such ownership or as described in the Prospectus);

          (h)   The General Partner has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; the General Partner is an indirect subsidiary of Kinder Morgan, Inc., a Kansas corporation; and the General Partner has all necessary corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

          (i)   Kinder Morgan Management, LLC, a Delaware limited liability company (the “Company”), all of the shares of which that may vote for the election of directors are owned by the General Partner, is the delegate of the General Partner pursuant to that certain Delegation of Control Agreement among the General Partner, the Company, the Partnership and the Operating Partnerships dated as of May 18, 2001; the Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; the Company has all the necessary limited liability company power and authority to perform its functions as the delegate of the General Partner;

          (j)   The Partnership has all necessary partnership power and authority to authorize, issue and sell the Purchased Securities as contemplated by this Agreement; this Agreement has been duly authorized, executed and delivered by the Partnership;

          (k)   The Purchased Securities have been duly and validly authorized and when issued and delivered against payment therefor pursuant to this Agreement on the Closing Date, such Purchased Securities will be validly issued, fully paid and (except as required to the contrary by the Delaware LP Act) non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; and the common unitholders of the Partnership have no preemptive rights with respect to the Purchased Securities;

          (l)   The execution, delivery and performance of this Agreement, and the issuance and sale of the Purchased Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the General Partner, the Company, the Partnership or any of the Significant Subsidiaries is a party or by which the General Partner, the Company, the Partnership or any of the Significant Subsidiaries is bound or to which any of the property of the General Partner, the Company, or the Partnership or the property of any of the Significant Subsidiaries is subject, except where any such foregoing occurrence will not prevent the consummation of the transactions contemplated herein or would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the partnership agreement, certificate of incorporation, bylaws or other formation document, as the case may be, of the General Partner, the Company, the Partnership or any of the Significant Subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the General Partner, the Company, the Partnership or any of the Significant Subsidiaries or any of the properties of any such entities, and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the General Partner, the Company, the Partnership or any of the Significant Subsidiaries or any of the properties of such entities is required for the issuance and sale of the Purchased Securities by the Partnership, except such as have been obtained or made under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the state securities or Blue Sky laws;

          (m)   Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Partnership or any of its subsidiaries is a party or of which any property of the Partnership or any of its subsidiaries is the subject which, if determined adversely to such entity, would be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect; and, to the Partnership’s knowledge, no such proceedings are threatened or contemplated;

          (n)   Except as disclosed in the Prospectus, none of the Partnership or any of its subsidiaries has violated any federal or state law or regulation relating to the protection of human health or the environment except for any violations and remedial actions as would not be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect;

          (o)   Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no change, nor any development or event involving a prospective change that would have a Material Adverse Effect;

          (p)   Each of the Partnership and the Significant Subsidiaries owns or leases all properties as are necessary to the conduct of its operations as described in the Prospectus, except where the failure to own or lease any of such properties would not, individually or in the aggregate, have a Material Adverse Effect;

          (q)   The Partnership is, and after giving effect to the offering and sale of the Purchased Securities and the application of the proceeds thereof as described in the Prospectus, will be, exempt from regulation as (i) a “holding company” or a “subsidiary company” of a “holding company” thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an “investment company,” as defined in the Investment Company Act of 1940, as amended;

          (r)   None of the Partnership, KMGP Services Company, Inc., the General Partner, the Company or any of the Significant Subsidiaries is involved in any labor dispute and, to the knowledge of the Partnership, no such dispute has been threatened, except for such disputes as would not, individually or in the aggregate have a Material Adverse Effect;

          (s)   The Partnership has an authorized capitalization as summarized in the Prospectus, and all of the issued equity securities of the Partnership have been duly and validly authorized and issued and are fully paid and (except as required to the contrary by the Delaware LP Act) non-assessable and substantially conform to the descriptions thereof in the Prospectus;

          (t)   The statements set forth in the Prospectus under the caption “Description of Common Units,” insofar as they purport to constitute a summary of the terms of the Purchased Securities are accurate, complete and fair in all material respects; the statements set forth in the Prospectus under the caption “Material Tax Considerations” and in the prospectus supplement under the caption “United States Tax Considerations” fairly and accurately summarize the matters discussed therein in all material respects;

          (u)   To the Partnership’s knowledge, after due inquiry, PricewaterhouseCoopers LLP, who has certified certain financial statements of the Partnership and its subsidiaries, is an independent public accountant as required by the Securities Act and the rules and regulations of the Commission thereunder;

          (v)   The offering and sale of Purchased Securities, as contemplated by this Agreement, does not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any securities of the Partnership (except as otherwise described in the Prospectus); and except as (a) described in the Registration Statement or the Prospectus, (b) provided in the Partnership’s Executive Compensation Plan, (c) provided in the Partnership’s Common Unit Option Plan, and (d) provided in the Partnership’s Common Unit Compensation Plan for Non-Employee Directors, there are no outstanding options or warrants to purchase any Purchased Securities, Equity Securities or other securities of the Partnership;

          (w)   Since June 30, 2005, none of the General Partner, Kinder Morgan, Inc., the Company, the Partnership or any of the Significant Subsidiaries has taken any action that is or was designed to or that has constituted or that might have reasonably been expected to cause or result in illegal or improper stabilization or manipulation of the price of any security of the Partnership in connection with the offering of Equity Securities of the Partnership;

          (x)   The Partnership maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Partnership’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  The Partnership believes that its internal control over financial reporting is effective;

          (y)   Since the date of the Partnership’s latest unaudited financial statements  incorporated by reference in the Prospectus, there has been no change in the Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting; and

          (z)   The Partnership maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Partnership and its consolidated subsidiaries is made known to the principal executive officer and principal financial officer of the Company by others within those entities; the Partnership believes that such disclosure controls and procedures are effective in all material respects to provide reasonable assurance that information required to be disclosed in the reports the Partnership files under the Exchange Act is recorded, processed, summarized and reported as and when required.

5.    Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters hereunder to purchase and pay for the Purchased Securities, are subject to the following conditions:

          (a)   Upon the execution of this Agreement by the Partnership (or at such later time acceptable to the Underwriters) and on the Closing Date, the Underwriters shall have received from the independent accountants of the Partnership who have certified the financial statements of the Partnership and its subsidiaries included or incorporated by reference in the Registration Statement signed letters dated the respective dates of delivery, in form and substance satisfactory to the Underwriters.

          (b)   No stop order suspending the effectiveness of the Registration Statement under the Securities Act shall have been issued and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

          (c)   (i) The Partnership and its subsidiaries shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that could reasonably be expected to have a Material Adverse Effect, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change, or any development involving a prospective change, in the partnership interests, capital stock or long term debt of the Partnership or any of its subsidiaries that would constitute a material adverse change to the Partnership and its subsidiaries taken as a whole, or any material adverse change in the general affairs, management, financial position or results of operations of the Partnership and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, in the case of either clause (i) or this clause (ii) other than as set forth in or contemplated by the Registration Statement, as amended or supplemented through the date of this Agreement, and the Prospectus, as amended or supplemented by the Prospectus Supplement dated the date of this Agreement, if in the judgment of Lehman Brothers Inc. and Goldman, Sachs & Co. any such change makes it impracticable or inadvisable to consummate the sale and delivery of the Purchased Securities as contemplated in the Prospectus.

          (d)   Subsequent to the execution of this Agreement, there shall not have occurred any of the following 1) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; 2)a suspension in trading in the Partnership’s securities on the New York Stock Exchange; 3)a general moratorium on commercial banking activities declared by either Federal or New York or Texas State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; 4) the outbreak or escalation of major hostilities involving the United States or the declaration by the United States of a national emergency or war or 5) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of Lehman Brothers Inc. and Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the public offering or the sale of and payment for the Purchased Securities on the terms and in the manner contemplated in the Prospectus.

          (e)   The Partnership has obtained and delivered to the Underwriters executed copies of lock-up agreements satisfactory to the Underwriters from 6)(i) the executive officers and directors of the General Partner, 7)(ii) Kinder Morgan, Inc., and (iii) the General Partner.

          (f)   The representations and warranties of the Partnership contained herein shall be true and correct on and as of the Closing Date and the Partnership shall have performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

          (g)   The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, of the Chief Executive Officer, the President, any Vice President or the Vice President and Chief Financial Officer of the Company or the General Partner on behalf of the Partnership, which shall certify that (i) no order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such officer, no proceedings for such purpose are pending before or threatened by the Commission, (ii) the representations and warranties of the Partnership contained herein are true and correct on and as of the Closing Date, (iii) the Partnership has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date, (iv) the Partnership and its subsidiaries have not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that would reasonably be expected to have a Material Adverse Effect, other than as set forth or contemplated by the Registration Statement and Prospectus, and (v) since the respective dates as of which information is given in the Prospectus, there has not been any change, or any development involving a prospective change, in the partnership interests, capital stock or long-term debt of the Partnership or any of its subsidiaries that would constitute a material adverse change to the Partnership and its subsidiaries taken as a whole, or any material adverse change in the general affairs, management, financial position or results of operations of the Partnership and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, other than as set forth or contemplated by the Registration Statement, as amended or supplemented through the date of this Agreement, and the Prospectus, as amended or supplemented by the Prospectus Supplement dated the date of this Agreement.

          (h)   The Underwriters shall have received on the Closing Date from Bracewell & Giuliani LLP, counsel for the Partnership, an opinion, dated the Closing Date, substantially to the effect as set forth in Schedule I hereto.

          (i)   The Underwriters shall have received on the Closing Date from Vinson & Elkins, L.L.P., counsel for the Underwriters, an opinion in form satisfactory to the Underwriters, dated the Closing Date, with respect to the Partnership, the Purchased Securities and this Agreement as well as such other related matters as the Underwriters may reasonably request. Such opinion shall also include language substantially to the effect of the penultimate paragraph of Schedule I hereto. The Partnership shall have furnished to such counsel for the Underwriters such documents as they may reasonably request for the purpose of enabling them to render such opinion.

          (j)   Subsequent to the date of this Agreement, no downgrading shall have occurred in the rating accorded the Partnership’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, nor shall there have been any public announcement, beyond what it had announced prior to the date of this Agreement, that any such organization has under surveillance or review its ratings of any debt securities or preferred stock of the Partnership (other than an announcement with positive implication of a possible upgrading, and no implication of a possible downgrading of such rating).

6.    Covenants.  The Partnership covenants and agrees with the several Underwriters as follows:

          (a)   To advise the Underwriters promptly of any amendment or supplement of the Registration Statement or the Prospectus which is proposed to be filed and not to effect such amendment or supplement in a form to which the Underwriters reasonably object.

          (b)   To furnish to each of the Underwriters and to the counsel for the Underwriters, one copy of the Registration Statement filed pursuant to EDGAR, including exhibits and Incorporated Documents, relating to the Equity Securities in the form it became effective and of all amendments thereto, including exhibits; and to each such firm and counsel, copies of each preliminary prospectus supplement and Prospectus and any amendment or supplement thereto relating to the Equity Securities.

          (c)   As soon as it is advised thereof, to advise the Underwriters 8)of (i)the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of the Registration Statement or suspending the use of any preliminary prospectus supplement, (ii) 9)of receipt by it or any representative or attorney of it of any other communication from the Commission relating to the Partnership, the Registration Statement or the Prospectus, or (iii) 10)suspension of qualification of the Purchased Securities for offering or sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Partnership will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement, and if any such order is issued, to obtain as soon as possible the lifting thereof.

          (d)   To deliver to the Underwriters, without charge, as many conformed copies of the Registration Statement (excluding exhibits but including the Incorporated Documents), each preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents as the Underwriters may reasonably request.

          (e)   During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge, to Underwriters and dealers, at such office or offices as the Underwriters may designate, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriters may reasonably request.

          (f)   During the period in which copies of the Prospectus are to be delivered as provided in paragraph (e) above, if any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it shall be necessary during such same period to amend the Registration Statement or amend or supplement the Prospectus to comply with the Securities Act or file any document which will be deemed an Incorporated Document in order to comply with the Exchange Act and the rules and regulations thereunder, forthwith to prepare, submit to the Underwriters, file with the Commission and deliver, without charge to the Underwriters either (i) amendments or supplements to the Registration Statement or Prospectus so that the statements in the Registration Statement or Prospectus, as so amended or supplemented, will not be misleading or (ii) such amendments, supplements or documents which will effect such compliance.  Delivery by the Underwriters of any such amendments or supplements to the Prospectus or documents shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.

          (g)   To make generally available to the Partnership’s security holders, as soon as practicable, an earnings statement which satisfies the provisions of Section 11(a) of the Securities Act.

          (h)   To cooperate with the Underwriters in qualifying the Purchased Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Underwriters may reasonably request; provided that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Purchased Securities, in any jurisdiction where it is not now so subject, qualify in any jurisdiction as a broker-dealer or subject itself to any taxing authority where it is not now so subject.

          (i)   Unless otherwise specified, to use all reasonable efforts to obtain as promptly as practicable the listing of the Purchased Securities on the New York Stock Exchange and, if the Purchased Securities are of a class or series of securities which is already listed on the New York Stock Exchange or any other stock exchange, to effect the listing of the Purchased Securities on such stock exchanges prior to the Closing Date, subject to notice of issuance.

          (j)   During the period of five years from the date hereof, to supply to the Underwriters copies of such financial statements and other periodic and special reports as the Partnership may from time to time distribute generally to its lenders or to the holders of any class of its securities registered under Section 12 of the Exchange Act and to furnish to the Underwriters a copy of each annual or other report it shall be required to file with the Commission.

          (k)   To pay all of its own expenses incurred in connection with the performance of its obligations under this Agreement, and the Partnership will pay, or reimburse if paid by the Underwriters, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all reasonable costs and expenses incident to the performance of the obligations of the Partnership under this Agreement, including those relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, any preliminary prospectus supplement, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing of this Agreement (including any Agreement Among Underwriters), (ii) the issuance, preparation and delivery of the Purchased Securities to the Underwriters, including the costs and expenses of any Registrar, Transfer Agent and any agent thereof, including any reasonable fees and disbursements of counsel therefor, (iii) the registration or qualification of the Purchased Securities for offer and sale under the securities or “blue sky” laws of the various jurisdictions referred to in paragraph (h) above, including the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and the preparation and printing of legal investment and preliminary and supplementary “blue sky” memoranda, (iv) the furnishing to the Underwriters of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, including costs of shipping and mailing, (v) the listing of the Purchased Securities on any securities exchange, (vi) the rating of the Purchased Securities by rating agencies, and (vii) the furnishing to the

Underwriters of copies of all reports and information required by paragraph 6(j) above, including costs of shipping and mailing.

          (l)   During the period beginning on the date of this Agreement and continuing to and including the date 45 days after the date of this Agreement, not to, directly or indirectly, sell, offer to sell, contract to sell, hedge, pledge, grant an option to purchase, issue any instrument convertible or exchangeable for or representing the right to receive, otherwise dispose of any securities of the Partnership substantially similar to the Purchased Securities (other than commercial paper issued in the ordinary course of business), or enter into any derivative transaction with similar effect as a sale of the Purchased Securities without the prior written consent of Lehman Brothers Inc. and Goldman, Sachs & Co.; provided, however, that the foregoing restriction shall not apply to (i) the sale of Equity Securities to the Underwriters pursuant to this Agreement, (ii) the acquisition of assets, businesses or the capital stock or other ownership interests of businesses by the Partnership or its subsidiaries in exchange for Equity Securities or securities substantially similar to or convertible or exchangeable into or exercisable for Equity Securities or Class B units, (iii) the sale of i-units to the Company, or (iv) the issuance of Equity Securities pursuant to any existing employee benefit or option plans or compensation plans.

7.    Indemnification.

          (a)   The Partnership will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i)   against any and all loss, liability, claim, damage and expense whatsoever, to which such Underwriter may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)   against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Partnership; and

(iii)   against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the indemnity set forth in this Section 7(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).  The foregoing indemnity with respect to any untrue statement or alleged untrue statement contained in or omission or alleged omission from a preliminary prospectus shall not inure to the benefit of the Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, liability, claim, damage or expense purchased any of the Purchased Securities which are the subject thereof if the Partnership shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Purchased Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) and the Partnership had previously furnished sufficient copies thereof on a timely basis to such Underwriter.

          (b)   Each Underwriter, severally in proportion to its respective purchase obligation and not jointly, agrees to indemnify and hold harmless the Partnership, the General Partner, the Company, the directors of the General Partner and the Company, the officers of the Company who signed the Registration Statement, and each person, if any, who controls the Partnership, the General Partner or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c)   Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Underwriters, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Partnership, provided that if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, provided, however, that the indemnifying party shall pay the fees and expenses of separate counsel for the indemnified party if (i) the indemnifying party has agreed to pay such fees and expenses or (ii) counsel for the indemnifying party reasonably determines that representation of both the indemnifying party and the indemnified party by the same counsel would create a conflict of interest. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d)   If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.  Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

8.    Contribution.  If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership, on the one hand and the Underwriters on the other hand from the offering of the Purchased Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership, on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Partnership, on the one hand and the Underwriters on the other hand in connection with the offering of the Purchased Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Purchased Securities pursuant to this Agreement (before deducting expenses but after deducting the total underwriting commission received by the Underwriters) received by the Partnership, and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Purchased Securities as set forth on such cover.  The relative fault of the Partnership, on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission The Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Purchased Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter; each director of the General Partner and the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Partnership, the General Partner or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Partnership, the General Partner and the Company. The various Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting obligations and not joint.

The obligations of the Partnership under this Section 8 shall be in addition to any liability which the Partnership may otherwise have.

9.    Termination.  This Agreement may be terminated by Lehman Brothers Inc. and Goldman, Sachs & Co. by notifying the Partnership at any time at or prior to the Closing Date, if any of the conditions specified in Section 5 hereof shall not have been fulfilled when and as required by this Agreement.

If this Agreement is terminated pursuant to any of the provisions hereof, except as otherwise provided herein, the Partnership shall not be under any liability to any Underwriter and no Underwriter shall be under any liability to the Partnership, except that (a) if this Agreement is terminated by the Underwriters because of any failure or refusal on the part of the Partnership to comply with the terms of this Agreement or because any of the conditions contained in Section 5 of this Agreement, other than Section 5(j) or Sections 5(d)(i), (iii), (iv) or (v), have not been met, the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and disbursement of their counsel) reasonably incurred by them and (b) no Underwriter who shall have failed or refused to purchase the Purchased Securities agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to the Partnership or the other Underwriters for damages occasioned by its default.

10.    Default of Underwriters.  If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the Closing Date the number of Purchased Securities agreed to be purchased by such Underwriter or Underwriters, the remaining Underwriter or Underwriters may find one or more substitute underwriters to purchase such Purchased Securities or make such other arrangements as they may deem advisable or one or more of the remaining Underwriters may agree to purchase such Purchased Securities in such proportions as may be approved by the remaining Underwriter or Underwriters, in each case upon the terms herein set forth. If no such arrangements have been made within 24 hours after the Closing Date, and

          (a)   the aggregate number of Purchased Securities to be purchased by the defaulting Underwriter or Underwriters shall not exceed 10% of the total number of Purchased Securities each of the non-defaulting Underwriters shall be obligated to purchase such Purchased Securities on the terms herein set forth in proportion to their respective obligations hereunder, or

          (b)   the aggregate principal amount or number of units, as the case may be, of Purchased Securities to be purchased by the defaulting Underwriter or Underwriters shall exceed 10% of the total number of Purchased Securities, the Partnership shall be entitled to an additional period of 24 hours within which to find one or more substitute underwriters satisfactory to the remaining Underwriter or Underwriters to purchase such Purchased Securities, upon the terms set forth herein.

In any such case, the Underwriters or the Partnership shall have the right to postpone the Closing Date for a period of not more than seven business days in order that necessary changes and arrangements may be effected.  If the aggregate principal amount or number of units, as the case may be, of the Purchased Securities to be purchased by such defaulting Underwriters shall exceed 10% of the total principal amount or number of units, as the case may be, of Purchased Securities, and neither the non-defaulting Underwriters nor the Partnership shall make arrangements pursuant to this Section 10 within the period stated for the purchase of the Purchased Securities which the defaulting Underwriter or Underwriters agreed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter and without liability on the part of the Partnership, except, in each case, as provided in Section 6(k), 7, 8 and 9 hereof.  The provisions of this Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Partnership or the non-defaulting Underwriters arising out of such default.  A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

11.    Absence of Fiduciary Relationship.  The Partnership acknowledges and agrees that (i) the purchase and sale of the Purchased Securities pursuant to this Agreement is an arm's-length commercial transaction between the Partnership, on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Partnership, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Partnership with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Partnership on other matters) or any other obligation to the Partnership except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership and (v) the Partnership has consulted its own legal advisors to the extent it deemed appropriate. The Partnership agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Partnership, in connection with such transaction or the process leading thereto.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Partnership and the Underwriters, or any of them, with respect to the subject matter hereof.

The Partnership and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

12.    Miscellaneous.  The reimbursement, indemnification and contribution agreements contained in Sections 6(k), 7 and 8 hereof and the representations, warranties, covenants and agreements of the Partnership in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer, director or controlling person of any Underwriter, or by or on behalf of the Partnership or any controlling person of the Partnership, or any officer, director or controlling person of the General Partner or the Company, and (c) delivery of and payment for Purchased Securities under this Agreement.

This Agreement has been and is made solely for the benefit of the Underwriters, the Partnership, the General Partner, the Company and their respective permitted successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the

Underwriters, the Partnership, the General Partner or the Company, and for the benefit of the directors and officers of the General Partner and the Company, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Purchased Securities merely because of such purchase.

In dealings hereunder, Lehman Brothers Inc. and Goldman, Sachs & Co. shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any written statement, request, notice or agreement on behalf of any Underwriter made or given by  Lehman Brothers Inc. and Goldman, Sachs & Co.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SCHEDULE I

FORM OF OPINION OF BRACEWELL & GIULIANI LLP TO BE DELIVERED

PURSUANT TO SECTION 5(h)

(i)

Each of the Partnership, the Company and the General Partner is validly existing and in good standing as a limited partnership, limited liability company or corporation, as applicable, under the laws of its jurisdiction of formation or incorporation, as applicable, and each such entity has full partnership, limited liability company or corporate power and authority, as the case may be, to own its properties and to conduct its business as such business is described in the Prospectus;

(ii)

The Agreement has been duly authorized, executed and delivered by the Partnership;

(iii)

The Purchased Securities delivered on the Closing Date (a) have been duly authorized and, when issued and delivered against payment of the consideration therefor pursuant to the Agreement, will be validly issued, fully paid and (except as affected by the Delaware LP Act) nonassessable, and (b) conform as to legal matters in all material respects to the description thereof under the caption “Description of Common Units” in the Prospectus, and are approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and to such counsel’s knowledge after due inquiry, the common unitholders of the Partnership have no preemptive rights with respect to the Purchased Securities;

(iv)

To such counsel’s knowledge after due inquiry, except with respect to Class B units, or as disclosed in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Securities Act of Common Units or other securities of the Partnership, which right has not been waived; and except as (a) described in the Registration Statement or the Prospectus, (b) provided in the Partnership’s Executive Compensation Plan, and (c) provided in the Partnership’s Common Unit Option Plan, and (d) provided in the Partnership’s Common Unit Compensation Plan for Non-Employee Directors, to such counsel’s knowledge after due inquiry, there are no agreements to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any Equity Securities to any person, nor any security or other instrument, except for the Class B units, that by its terms is convertible into, exercisable for or exchangeable for interests of the Partnership;

(v)

Counsel will confirm (a) such counsel’s opinion set forth in the Prospectus under the caption “Material Tax Considerations” and (b) that, based on the accuracy of the representations made by the Company and the General Partner and subject to the qualifications set forth therein, the discussion set forth in the Prospectus under such caption and in the prospectus supplement under the caption “United States Tax Considerations” is a summary of the United States federal income tax matters described therein that is accurate in all material respects;

(vi)

The Registration Statement has been declared effective under the Securities Act; any filing of the Prospectus required to the Closing Date pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b);

and, to such counsel’s knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or threatened by the Commission;

(vii)

The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Partnership prior to the Closing Date, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial or accounting data and information pertaining to natural resource reserves included therein or omitted therefrom, and the Trustee’s Statement of Eligibility on Form T-1, as to which such counsel need express no opinion) appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder;

(viii)

The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial or accounting data and information pertaining to natural resource reserves included therein or omitted therefrom, as to which such counsel need express no opinion) when they became effective (if incorporated by reference to another registration statement) or were filed with the Commission, as the case may be, appeared on their face to comply as to form in all material respects with the requirements of the particular form under the Securities Act or the Exchange Act and the respective rules and regulations thereunder, as applicable;

(ix)

The execution and delivery of the Agreement and the consummation of the transactions therein contemplated will not violate (a) any of the terms or provisions of any indenture, mortgage, deed of trust or loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Partnership’s Annual Report on Form 10-K most recently filed with the Commission or under any Form 10-Q or Form 8-K of the Partnership filed since the filing of such Annual Report on Form 10-K, (b) any provision of the partnership agreement of the Partnership, the limited liability company agreement of the Company or the certificate of incorporation or bylaws of the General Partner, (c) an existing obligation of the Partnership, the Company or the General Partner under any existing court or administrative order, judgment or decree of which such counsel has knowledge after due inquiry, or (d) any applicable provisions of the federal laws of the United States (based on the limitations set forth below), the laws of the state of Texas, or the General Corporation Law of the State of Delaware, the Delaware LP Act or the Delaware LLC Act;

(x)

No consent, approval, authorization, order, or filing with, any federal, Delaware or Texas court or governmental agency or body is required under federal or Texas law, or the General Corporation Law of the State of Delaware, the Delaware LP Act, the Delaware LLC Act and the laws of the State of New York, for the consummation by the Partnership of the transactions contemplated by the Agreement in connection with the issue and sale of the Purchased Securities by the Partnership, except (a) as have been obtained under the Securities Act and the rules and regulations promulgated thereunder, (b) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Purchased Securities by the Underwriters, and (c) such as the failure to obtain or make would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(xi)

To such counsel’s knowledge after due inquiry, and other than as set forth in the Prospectus, there is no legal or governmental proceeding pending or threatened against the Partnership, the General Partner, the Company or any Significant Subsidiary, which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

(xii)

The Partnership is not an “investment company” as such term is defined in the Investment Company Act of 1940, as amended; and

(xiii)

Each of the Partnership, the General Partner, and the Company is exempt from regulation as a “holding company” under the Public Utility Holding Company Act of 1935, as amended.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the relevant federal law of the United States of America, Texas law, the General Corporation Law of the State of Delaware, the Delaware LP Act, the Delaware LLC Act and the laws of the State of New York and that they render no opinion with respect to the state securities or blue sky laws of any jurisdiction or the law of any other jurisdiction. Such counsel may note that they are not admitted to the practice of law in the state of Delaware. With respect to paragraph (ix), such counsel may also state that they render no opinion with respect to the anti-fraud provisions of the federal securities laws.

Such counsel may state that whenever its opinion is based on factual matters that are “to its knowledge after due inquiry” such counsel has relied to the extent such counsel deemed appropriate on certificates of officers (after discussion of the contents thereof with such officers) of the Company or the General Partner of the Partnership or certificates of others as to the existence or nonexistence of the factual matters upon which such opinion is predicated. Such counsel shall state that it has no reason to believe, however, that any such certificate is untrue or inaccurate in any material respect.

Such counsel may also state that, because the primary purpose of such counsel’s engagement was not to establish or confirm factual matters or financial or accounting matters or matters pertaining to natural resource reserves and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement and the Prospectus and any amendment or supplement thereto, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and any amendment or supplement thereto (except to the extent expressly set forth in clause (b) of paragraph (iii) above or set forth in paragraph (v) above) and they have not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid); that, without limiting the foregoing, they assume no responsibility for, have not independently verified and have not been asked to comment on the accuracy, completeness or fairness of the financial statements and other financial or accounting data or information pertaining to natural resource reserves included in the Registration Statement, the Prospectus and any amendment or supplement thereto, or the exhibits to the Registration Statement, and they have not examined the accounting, financial or other records from which such financial statements and other financial or accounting data or information pertaining to natural resource reserves contained therein were derived; and that they are not experts with respect to any portion of the Registration Statement and any amendment thereto, including, without limitation, such financial statements and other financial or accounting data or information pertaining to natural resource reserves; such counsel did not participate in the preparation of the documents incorporated by reference in the Prospectus, however, they have participated in conferences with officers and other representatives of the Company, the General Partner, representatives of the independent accountants of the Partnership, and representatives of the Underwriters, including counsel for the Underwriters, at which the contents of the Registration Statement, the Prospectus and any amendment or supplement thereto and related matters were discussed; and, based upon such participation and review, and relying as to materiality in part upon the factual statements of officers and other representatives of the Company, the General Partner and representatives of the Underwriters, no facts have come to their attention that have caused them to believe that the Registration Statement or any amendment thereto (except in each case for the financial statements and related data and other financial or accounting data, information pertaining to natural resource reserves or exhibits contained or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need not comment), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except in each case for the financial statements and related data and other financial or accounting data or information pertaining to natural resource reserves contained or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need not comment), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Such counsel may state that its opinion is solely for the benefit of the Underwriters pursuant to Section 5 of the Agreement, and may not be used or relied upon by the Underwriters in any other capacity or for any other purpose and may not be used or relied upon by any other person or entity for any purpose without such counsel’s express prior written authorization.  Such counsel may state that except for the use permitted therein, such opinion may not be quoted, circulated or published, in whole or in part, or otherwise referred to, filed with or furnished to any other person or entity, without such counsel’s prior written authorization; that the opinion expressed therein is not an opinion with respect to matters of fact or a guarantee and should not be construed or relied on as such; that the opinion expressed therein is as of the date thereof, and such counsel expressly disclaims any responsibility to update such opinion after the date thereof; and that such opinion is strictly limited to the matters stated therein, and no other or more extensive opinion is intended, implied or to be inferred beyond the matters expressly stated therein.

Schedule II

Consolidated Subsidiaries of Kinder Morgan Energy Partners, L.P.

That Are Not Wholly-Owned

Name of Consolidated Subsidiary

Percent not Owned

SFPP, L.P.

  0.5

%

Globalplex Partners

50

%

International Marine Terminals

33.33

%

Pecos Carbon Dioxide Transportation Company

30.73

%

River Terminals Properties, L.P.

  1

%

Guilford County Terminal Company, LLC

25

%

Cochin Pipeline System*

50.2

%

______________________

*  Cochin Pipeline System is consolidated proportionately.  The Partnership includes its 49.8% interest in Cochin (both U.S. and Canada) into its consolidation, with no separate deduction for minority interest.

II-1